EXHIBIT 10.23

RELEASE AND SETTLEMENT AGREEMENT

This Release and Settlement Agreement (the “Agreement”), by and between Optio Software, Inc. (the “Company”) and David Dunn-Rankin (“Dunn-Rankin”)(collectively referred to as the “Parties”) is entered into as of March 31, 2002 (the “Effective Date”).

RECITALS:

WHEREAS, the Company granted to Dunn-Rankin an option to purchase 500,000 shares of the Company’s common stock as reflected in that certain Stock Option Grant Certificate with a grant date of May 1, 1996 (the “Option”);

WHEREAS, Dunn-Rankin issued a Promissory Note to the Company, dated October 13, 1999, in the principal amount of $600,000 (the “Note”);

WHEREAS, the Parties entered into that certain Stock Option Pledge and Security Agreement, dated October 13, 1999 (the “Pledge Agreement”), whereby Dunn-Rankin pledged the Option as security for his repayment of the principal and interest due under the Note;

WHEREAS, the outstanding principal amount of the Note and all accrued and unpaid interest thereon was due and payable on October 13, 2001;

WHEREAS, payment of the obligations under the Note was not made by such date and on November 2, 2001, the Company notified Dunn-Rankin, in writing, that he was in default under the Note for non-payment;

WHEREAS, as of the date hereof, the entire principal amount of the Note and all accrued and unpaid interest thereon remain unpaid;

WHEREAS, in full and complete satisfaction of the obligations under the Note, the Parties have agreed that Dunn-Rankin will surrender the Option and resign from his position as a member of the Company’s Board of Directors;

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.  Consideration.    In full consideration for Dunn-Rankin relinquishing his rights under the Option, his resignation as a director of the Company and as a material inducement for signing this Agreement, the Company shall (i) cancel and release the obligations to the Company set forth in the Note, and (ii) terminate and release Dunn-Rankin from the Pledge Agreement. The Company shall file any and all such documents and instruments as shall be necessary to evidence termination of the UCC Financing Statement evidencing the security interest granted under the Pledge Agreement.

2.  Releases.    (a)  For and in consideration of the Company undertaking the Company’s obligations set forth in this Agreement, Dunn-Rankin hereby releases, dismisses, covenants not to sue and forever discharges the Company, its parents, subsidiaries, affiliates and all related companies, as well as their respective officers, directors, shareholders, employees, attorneys, agents and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans, and its and their predecessors, successors, transferees and assigns, from any and all actions, causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities of whatever nature, known or unknown, resulting or arising out of, directly or indirectly, the Option, the termination of the Option, the Note, the Pledge Agreement, Dunn-Rankin’s resignation from the Board of Directors of the Company, Dunn-Rankin’s services for the Company (including, without limitation, services as an employee), or the termination of those services, including, without limitation, by reason of specification, any claims for breach of contract, failure to hire, wrongful discharge of any kind, and any claims arising under any federal, state, or local laws or ordinances, including, without limitation, by reason of specification, the Securities Act of 1933, as amended, the Federal Securities Exchange Act of 1934, as amended, the Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Older Workers Benefits Protection Act, and any common law claims now or hereafter recognized. Notwithstanding anything set forth to the contrary herein, Dunn-Rankin shall not release the Company from (i) any obligations, causes of action, actions, suits, damages, or liabilities arising out of the Company’s obligations set forth in this Agreement, (ii) any obligation of the Company to indemnify Dunn-Rankin in his capacity as an officer and/or director of the Company pursuant to any indemnification provisions of the Company’s Articles of Incorporation, By-laws, any agreement approved by the Board of Directors, or under applicable law, or (iii) any obligation of the Company or its carrier to provide coverage or a defense under any errors and omissions or officers and directors insurance policies. Dunn-Rankin does hereby agree and acknowledge that except for the obligations set forth herein, Dunn-Rankin is entitled to no compensation, benefits or other rights or privileges from the Company.

(b)  For and in consideration of Dunn-Rankin relinquishing his rights under the Option and his resignation from the Board of Directors, the Company does hereby release, dismiss, covenant not to sue and forever discharges Dunn-Rankin, and his heirs from any and all actions, causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities arising out of the Option, the Note or the Pledge Agreement, provided nothing herein shall release Dunn-Rankin from any obligations, causes of action, actions, suits, damages, or liabilities arising out of the Dunn-Rankin’s obligations set forth in this Agreement.

3.  No Admission.    Dunn-Rankin agrees and acknowledges that neither this Agreement nor the Company’s offer to enter into this Agreement should be construed as an admission by the Company that it has acted wrongfully toward Dunn-Rankin, and that the Company expressly denies any liability to, or wrongful acts against Dunn-Rankin on the part of itself, its employees or its agents.

4.  Taxes.    Dunn-Rankin acknowledges that the consummation of this Agreement may have a tax impact on him and he represents that he has consulted with his own tax advisor with respect to such impact and is not relying upon any advice from the Company or any of its officers, directors, agents or attorneys on tax or any other matters related to this Agreement. Dunn-Rankin agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against the Company for any amounts claimed due from Dunn-Rankin on account of this Agreement or pursuant to claims made under any federal, local or state tax laws, and any costs, expenses or damages sustained by the Company by reason of any such claims, including any amounts paid by the Company as taxes, reasonable attorneys’ fees, deficiencies, levies, assessments, fines, penalties, interest or otherwise.

5.  Compliance with Law.    Dunn-Rankin hereby acknowledges and agrees that this Agreement, the termination of his relationship with the Company and all actions taken in connection therewith are in compliance with the Age Discrimination in Employment Act of 1967, Title VII of the

Civil Rights Act of 1964 and the Older Workers Benefits Protection Act, and that the release set forth in Paragraph 2 hereof shall be applicable, without limitation, to any claims brought under this act. Dunn-Rankin further acknowledges and agrees that:

(a)  The release given by Dunn-Rankin in this Agreement is given solely in exchange for the consideration set forth in Paragraph 1 of this Agreement and such consideration is in addition to anything of value to which Dunn-Rankin is entitled; and

(b)  Dunn-Rankin has consulted or has had an opportunity to consult an attorney prior to entering into this Agreement;

(c)  Dunn-Rankin has had at least twenty-one (21) days within which to consider this Agreement or has waived such requirement, which 21 day waiting period has been waived; and

(d)  For a period of seven (7) days following execution of this Agreement, Dunn-Rankin may revoke this Agreement and this Agreement shall not be effective or enforceable unless such seven (7) day period expires without Dunn-Rankin revoking the Agreement.

6.  Dunn-Rankin acknowledges that the receipt of the consideration set forth in Paragraph 1 is conditioned on Dunn-Rankin’s compliance with the terms and provisions of this Agreement.

7.  No Assignment of Claims and No Claim Filed.    Dunn-Rankin represents and warrants that he has not heretofore assigned or transferred to any person not a party to this Agreement any claim being released by this Agreement or any part or portion thereof and that he shall defend, indemnify and hold harmless the Company from and against any claim (including the payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer. Dunn-Rankin further represents and warrants that neither he nor his attorneys have made any allegations to, or have filed any complaints, charges, or lawsuits with any court or government agency relating to any matters being released by Dunn-Rankin in this Agreement, including matters arising out of Dunn-Rankin’s relationship with the Company or the termination of such relationship, and that neither he nor his attorneys shall file any complaints, charges, or lawsuits, at any time hereafter, arising out of such released claims.

8.  Termination of Agreements and Resignation.    (a)  The parties hereby agree that the Option, the Note and the Pledge Agreement are terminated effective as of the date hereof. Dunn-Rankin represents and warrants to the Company that he has not pledged, assigned or granted any right or interest in or to the Option, other than the rights granted to the Company pursuant to the Pledge Agreement.

(b)  Dunn-Rankin hereby resigns as a director of the Company effective the date the Company delivers executed copies of this Agreement to Dunn-Rankin (a copy of a Resignation Letter is attached as Exhibit A hereto and shall be signed in conjunction herewith). Dunn-Rankin confirms that he is not resigning because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In addition, Dunn-Rankin hereby agrees that at no time during the period commencing on the Effective Date and ending on the third anniversary of the Effective Date will Dunn-Rankin accept election or appointment to, or a nomination for election or appointment to, the Board of Directors of the Company, nor will he, during such period, stand for election to, or serve on, the Company’s Board of Directors.

(c)  Dunn-Rankin acknowledges that his service to the Company as an employee, consultant, advisor, or independent contractor of the Company terminated effective February 28, 2002.

9.  Financial Position.    Dunn-Rankin further represents and certifies to the Company that he has prepared, personally signed and attached hereto as Exhibit E, a statement of personal assets and liabilties and a statement of personal income, which statements Dunn-Rankin hereby represents and certifies are true, accurate and complete, in all material respects, statements of Dunn-Rankin’s assets, liabilities and income from all sources as of the Effective Date hereof.

10.  Surviving Options.    (a)  Nothing contained herein shall serve as a modification or cancellation of (i) those certain Stock Option Grant Certificates (copies of which are included herewith as Exhibits B, C and D) evidencing fully-vested options to purchase an aggregate of 81,250 shares of the Company’s common stock (the “Surviving Employee Options”), (ii) the option to purchase 10,000 shares of the Company’s common stock granted to Dunn-Rankin on October 15, 1999 as compensation for his serving on the Board of Directors, or (iii) the option to purchase 5,000 shares of the Company’s common stock granted to Dunn-Rankin on June 23, 2000 as compensation for his serving on the Board of Directors (the options described in the foregoing items (ii) and (iii) shall be collectively referred to as the “Surviving Director Options”). Dunn-Rankin hereby acknowledges (A) that the Surviving Employee Options ceased to continue vesting effective as of the date of termination of his services to the Company, February 28, 2002, (B) that February 28, 2002 shall be the “Termination Date” for purposes of the Surviving Employee Options and (C) that the Surviving Employee Options are exercisable for only three (3) years following such Termination Date. Other than as provided herein, the Surviving Employee Options are subject to the terms and conditions of the Stock Option Grant Certificates and the Company’s Stock Incentive Plan, as such Plan may be amended from time to time in accordance with the terms thereof. The Surviving Director Options are subject to the terms and conditions of the Company’s Directors Stock Option Plan, as such Plan may be amended from time to time in accordance with the terms thereof. Dunn-Rankin acknowledges that he has no other, and is not entitled to receive any, options, warrants, or rights to receive any capital stock of the Company.

(b)  Dunn-Rankin hereby waives, cancels and terminates any right he now has to receive any additional equity or securities in the Company or related entities, other than the Surviving Employee Options and the Surviving Director Options.

11.  Litigation.    In consideration for those obligations of the Company to Dunn-Rankin set forth in Paragraph 1 hereof, Dunn-Rankin agrees to cooperate fully, including, but not limited to, appearing as a live witness in any trial, deposition, or other proceeding, if requested by the Company, in any litigation, arbitration, mediation or other proceeding against the Company or any officer or director, including, without limitation, Wagner, et al v. Optio Software, Inc., or any other proceeding brought by Prograde Technologies, Inc. or its shareholders.

12.  Return of Property.    On the date hereof, Dunn-Rankin, his attorneys, their agents and all persons acting on their behalf, shall use reasonable efforts to deliver to the Company all non-public documents and materials relating to the Company that were disclosed to Dunn-Rankin by the Company or by a third-party in connection with Dunn-Rankin’s role as an officer, employee or director of the Company (“Company Documents”), if any, and all property of the Company in his possession or control; provided that if Dunn-Rankin discovers within his possession or control any such Company Documents, Dunn-Rankin shall promptly notify the Chief Executive Officer or Chief Financial Officer of such fact and, at the request of such officer, either return the Company Documents to the Company or destroy them.

13.  Knowledgeable Decision by Dunn-Rankin.    Dunn-Rankin has read all of the terms of this Agreement and has had an opportunity to discuss it with individuals of Dunn-Rankin’s own choice who are not associated with the Company. Dunn-Rankin signs this Agreement of his own free will in exchange for the consideration to be given to Dunn-Rankin, which Dunn-Rankin acknowledges is adequate and satisfactory. Neither the Company nor its agents, representatives, attorneys or employees have made any representations to Dunn-Rankin concerning the terms or effects of this Agreement. In signing this Agreement, Dunn-Rankin is not relying on information or representations with respect to this Agreement provided to him by the Company or any of its officers, directors, agents or attorneys.

14.  Successors and Assigns.    This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.

15.  Complete Agreement.    This Agreement, including the exhibits attached hereto and incorporated herein by reference, constitutes the entire agreement between the parties hereto regarding the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations, written or oral, which may have related to the subject matter hereof.

16.  Severability.    In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

17.  Amendment.    This Agreement may only be amended in writing signed by the parties. 18. Choice of Law. The rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of Georgia, without regard to principles of conflict of laws.

18.  Choice of Law.    The rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of Georgia, without regard to principles of conflict of laws.

19.  Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective the date first above written.

DUNN-RANKIN

By:	/s/ DAVID DUNN-RANKIN
David Dunn-Rankin

THE COMPANY:

OPTIO SOFTWARE, INC.

By:	/s/ WARREN NEUBURGER
Warren Neuburger, Chief Executive Officer

Exhibit A

RESIGNATION

I, David Dunn-Rankin, do hereby resign as a member of the Board of Directors Optio Software, Inc. effective as of March 31, 2002.

David Dunn-Rankin

Exhibit B

OPTIO SOFTWARE, INC.

STOCK INCENTIVE PLAN

STOCK OPTION GRANT CERTIFICATE

Optio Software, Inc., a Georgia corporation (the “Company”), hereby grants to the optionee named below (“Optionee”) an option (this “Option”) to purchase the total number of shares shown below of Common Stock of the Company (the “Shares”) at the exercise price per share set forth below (the “Exercise Price”), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the Optio Software, Inc. Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.

	Shares Subject to Option:	50,000
In witness whereof, this Stock Option Grant Certificate has been executed by the Company by a duly authorized officer as of the date specified hereon.	Exercise Price Per Share:	$0.60
Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

	Term of Option:	Ten Years
Optio Software, Inc.
By: Warren Neuburger, Chief Executive Officer
Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule noted below and further described in Section 10 on the reverse of this Stock Option Grant Certificate.

Date of Grant: June 4, 2001			Signature of Optionee
	Four Year Graded Vesting
Type of Stock Option:			David Dunn-Rankin
			Print Name of Optionee
☐ Incentive

☒ Non-Qualified

1.  Exercise Period of Option.    Subject to the terms and conditions of this Stock Option Grant Certificate and the Plan, and unless otherwise modified by a written modification signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares, but only according to the vesting schedule selected on the reverse of this Stock Option Grant Certificate and as described in Section 10 below, prior to the date which is the last day of the Term set forth on the face hereof following the date of grant (hereinafter “Expiration Date”).

2.  Restrictions on Exercise.    This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance.

3.  Termination of Option.    Except as provided below in this Section, this Option may not be exercised after the date which is three (3) years after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Board shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and the effective date on which such services cease (the “Termination Date”).

Notwithstanding anything contained herein to the contrary, if the corporate position of Optionee is, at any time, altered or revised such that Optionee’s responsibilities are materially reduced or decreased for any reason, as determined by the Board in its sole discretion, the vesting of Shares under Section 10 shall cease, effective as of the date of such reduction in Optionee’s employment responsibilities; provided, however, except as otherwise provided in this Option and the Plan, Optionee shall have the right to exercise this Option with respect to Shares which have vested under Section 10 as of the date of such reduction of Optionee’s responsibilities.

(a)  Termination Generally.    If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for any reason, except death or disability (within the meaning of Code Section 22(e)(3)), this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, three (3) years following the Termination Date, but in no event later than the Expiration Date.

(b)  Death or Disability.    If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death or disability of Optionee (as determined by the Board in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or, in the event of Optionee’s death, by Optionee’s legal representative) within one year after the Termination Date, but in no event later than the Expiration Date.

(c)  No Right to Employment.    Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee’s employment or other relationship at any time, with or without cause.

4.  Manner of Exercise.

(a)  Exercise Agreement.    This Option shall be exercisable by delivery to the Company of an executed Exercise and Shareholder Agreement (“Exercise Agreement”) in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth Optionee’s election to exercise this Option with respect to some or all of the Shares, the number of Shares being purchased, any restrictions imposed on the Shares, and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

(b)  Exercise Price.    Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in U.S. dollars in cash (by check) or, where permitted by law and approved by the Board in its sole discretion: (i) by cancellation of indebtedness of the Company to Optionee; (ii) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144, and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Shares being purchased; (iii) by instructing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option having a Fair Market Value equal to the Exercise Price of the Shares being purchased (including the withheld Shares); (iv) by waiver of compensation accrued by Optionee for services rendered; (v) solely at the discretion of, and prior approval by the Board, by delivery to the Company of a promissory note executed by Optionee which shall include such terms and conditions as the Board shall approve in accordance with the terms and conditions of the Plan; or (vi) a combination of the foregoing as approved by the Board.

(c)  Withholding Taxes.    Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company. Where approved by the Board, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

(d)  Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative.

5.  Notice of Disqualifying Disposition of ISO Shares.    If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of: (a) the date two (2) years after the Date of Grant, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee.

6.  Nontransferability of Option.    This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution, and may be exercised during Optionee’s lifetime only by Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee.

7.  Tax Consequences.    OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR AND OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING OF THE COMPANY FOR ANY FINANCIAL, TAX OR OTHER ADVICE.

8.  Interpretation.    Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted by Optionee or the Company to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and Optionee.

9.  Entire Agreement; Amendment.    The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Grant Certificate, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior undertakings and agreements with respect to the subject matter hereof. This Stock Option Grant Certificate shall not be amended except in writing signed by the Optionee and the Company.

10.  Vesting and Exercise of Shares.    Subject to the terms of the Plan, this Stock Option Grant Certificate and the Exercise Agreement, the issuance of Shares pursuant to the exercise of this Option shall be subject to the vesting restrictions selected on the reverse side of this Stock Option Grant Certificate and defined below. For purposes of this Section, “Continuous Service” means a period of continuous performance of services by Optionee for the Company, a Parent, or a Subsidiary, as determined by the Committee.

Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

(a)  Immediately following date of grant, up to fifty percent of the shares (50%);

(b)  After twelve (12) months of Continuous Service, up to sixty-two and one half percent (62.5%) of the Shares;

(c)  After twenty-four (24) months of Continuous Service, up to seventy-five percent (75%) of the Shares;

(d)  After thirty-six (36) months of Continuous Service, up to sixty-two and one half percent (87.5%) of the Shares; and

(e)  After forty-eight (48) months of Continuous Service, up to one hundred percent (100%) of the Shares.

Notwithstanding the foregoing, if the Company (I) agrees to sell or transfer (a) more than fifty percent (50%) or more of its capital stock, excluding any sales in capital raising transactions, or (b) substantially all of its assets for cash or property, or a combination thereof, or (II) agrees to any merger, consolidation, reorganization, division or other transaction in which more than fifty percent (50%) of the issued and outstanding shares of Common Stock are converted into another security or into the right to receive securities or property, vesting of this Option shall be accelerated so that this Option shall be immediately exercisable in full in accordance herewith.

Exhibit C

OPTIO SOFTWARE, INC.

STOCK INCENTIVE PLAN

STOCK OPTION GRANT CERTIFICATE

Optio Software, Inc., a Georgia corporation (the “Company”), hereby grants to the optionee named below (“Optionee”) an option (this “Option”) to purchase the total number of shares shown below of Common Stock of the Company (the “Shares”) at the exercise price per share set forth below (the “Exercise Price”), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the Optio Software, Inc. Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.

In witness whereof, this Stock Option Grant Certificate has been executed by the Company by a duly authorized officer as of the date specified hereon.

By:
Warren Neuburger, Chief Executive Officer

Date of Grant:    March 5, 2001

Type of Stock Option:

☐    Incentive

☒    Non-Qualified

Shares Subject to Option:	50,000
Exercise Price Per Share:	$1.0312
Term of Option:	Ten Years

Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule noted below and further described in Section 10 on the reverse of this Stock Option Grant Certificate.

Four Year Graded Vesting

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

Signature of Optionee

David Dunn-Rankin
Print Name of Optionee

1.  Exercise Period of Option.    Subject to the terms and conditions of this Stock Option Grant Certificate and the Plan, and unless otherwise modified by a written modification signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares, but only according to the vesting schedule selected on the reverse of this Stock Option Grant Certificate and as described in Section 10 below, prior to the date which is the last day of the Term set forth on the face hereof following the date of grant (hereinafter “Expiration Date”).

2.  Restrictions on Exercise.    This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance.

3.  Termination of Option.    Except as provided below in this Section, this Option may not be exercised after the date which is three (3) years after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Board shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and the effective date on which such services cease (the “Termination Date”).

Notwithstanding anything contained herein to the contrary, if the corporate position of Optionee is, at any time, altered or revised such that Optionee’s responsibilities are materially reduced or decreased for any reason, as determined by the Board in its sole discretion, the vesting of Shares under Section 10 shall cease, effective as of the date of such reduction in Optionee’s employment responsibilities; provided, however, except as otherwise provided in this Option and the Plan, Optionee shall have the right to exercise this Option with respect to Shares which have vested under Section 10 as of the date of such reduction of Optionee’s responsibilities.

(a)  Termination Generally.    If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for any reason, except death or disability (within the meaning of Code Section 22(e)(3)), this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, three (3) years following the Termination Date, but in no event later than the Expiration Date.

(b)  Death or Disability.    If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death or disability of Optionee (as determined by the Board in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or, in the event of Optionee’s death, by Optionee’s legal representative) within one year after the Termination Date, but in no event later than the Expiration Date.

(c)  No Right to Employment.    Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee’s employment or other relationship at any time, with or without cause.

4.  Manner of Exercise.

(a)  Exercise Agreement.    This Option shall be exercisable by delivery to the Company of an executed Exercise and Shareholder Agreement (“Exercise Agreement”) in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth Optionee’s election to exercise this Option with respect to some or all of the Shares, the number of Shares being purchased, any restrictions imposed on the Shares, and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

        (b)  Exercise Price.    Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in U.S. dollars in cash (by check) or, where permitted by law and approved by the Board in its sole discretion: (i) by cancellation of indebtedness of the Company to Optionee; (ii) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144, and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Shares being purchased; (iii) by instructing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option having a Fair Market Value equal to the Exercise Price of the Shares being purchased (including the withheld Shares); (iv) by waiver of compensation accrued by Optionee for services rendered; (v) solely at the discretion of, and prior approval by the Board, by delivery to the Company of a promissory note executed by Optionee which shall include such terms and conditions as the Board shall approve in accordance with the terms and conditions of the Plan; or (vi) a combination of the foregoing as approved by the Board.

(c)  Withholding Taxes.    Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company. Where approved by the Board, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

(d)  Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative.

5.  Notice of Disqualifying Disposition of ISO Shares.    If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of: (a) the date two (2) years after the Date of Grant, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee.

6.  Nontransferability of Option.    This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution, and may be exercised during Optionee’s lifetime only by Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee.

Tax Consequences.    OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR AND OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING OF THE COMPANY FOR ANY FINANCIAL, TAX OR OTHER ADVICE.

8.  Interpretation.    Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted by Optionee or the Company to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and Optionee.

9.  Entire Agreement; Amendment.    The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Grant Certificate, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior undertakings and agreements with respect to the subject matter hereof. This Stock Option Grant Certificate shall not be amended except in writing signed by the Optionee and the Company.

10.  Vesting and Exercise of Shares.    Subject to the terms of the Plan, this Stock Option Grant Certificate and the Exercise Agreement, the issuance of Shares pursuant to the exercise of this Option shall be subject to the vesting restrictions selected on the reverse side of this Stock Option Grant Certificate and defined below. For purposes of this Section, “Continuous Service” means a period of continuous performance of services by Optionee for the Company, a Parent, or a Subsidiary, as determined by the Committee.

Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

(a)  Immediately following date of grant, up to fifty percent of the shares (50%);

(b)  After twelve (12) months of Continuous Service, up to sixty-two and one half percent (62.5%) of the Shares;

(c)  After twenty-four (24) months of Continuous Service, up to seventy-five percent (75%) of the Shares;

(d)  After thirty-six (36) months of Continuous Service, up to sixty-two and one half percent (87.5%) of the Shares; and

(e) After forty-eight (48) months of Continuous Service, up to one hundred percent (100%) of the Shares.

        Notwithstanding the foregoing, if the Company (I) agrees to sell or transfer (a) more than fifty percent (50%) or more of its capital stock, excluding any sales in capital raising transactions, or (b) substantially all of its assets for cash or property, or a combination thereof, or (II) agrees to any merger, consolidation, reorganization, division or other transaction in which more than fifty percent (50%) of the issued and outstanding shares of Common Stock are converted into another security or into the right to receive securities or property, vesting of this Option shall be accelerated so that this Option shall be immediately exercisable in full in accordance herewith.

Exhibit D

OPTIO SOFTWARE, INC.

STOCK INCENTIVE PLAN
STOCK OPTION GRANT CERTIFICATE

Optio Software, Inc., a Georgia corporation (the “Company”), hereby grants to the optionee named below (“Optionee”) an option (this “Option”) to purchase the total number of shares shown below of Common Stock of the Company (the “Shares”) at the exercise price per share set forth below (the “Exercise Price”), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the Optio Software, Inc. Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.

In witness whereof, this Stock Option Grant Certificate has been executed by the Company by a duly authorized officer as of the date specified hereon.

OPTIO SOFTWARE, INC.

By:
Warren Neuburger, Chief Executive Officer

Date of Grant:    December 4, 2000

Type of Stock Option:

☐    Incentive
☒    Non-Qualified

Shares Subject to Option:	50,000
Exercise Price Per Share:	$1.375
Term of Option:	Ten Years

Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule noted below and further described in Section 10 on the reverse of this Stock Option Grant Certificate.

Four Year Graded Vesting

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

Signature of Optionee

David Dunn-Rankin
Print Name of Optionee

1.  Exercise Period of Option.    Subject to the terms and conditions of this Stock Option Grant Certificate and the Plan, and unless otherwise modified by a written modification signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares, but only according to the vesting schedule selected on the reverse of this Stock Option Grant Certificate and as described in Section 10 below, prior to the date which is the last day of the Term set forth on the face hereof following the date of grant (hereinafter “Expiration Date”).

2.  Restrictions on Exercise.    This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance.

3.  Termination of Option.    Except as provided below in this Section, this Option may not be exercised after the date which is three (3) years after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Board shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and the effective date on which such services cease (the “Termination Date”).

Notwithstanding anything contained herein to the contrary, if the corporate position of Optionee is, at any time, altered or revised such that Optionee’s responsibilities are materially reduced or decreased for any reason, as determined by the Board in its sole discretion, the vesting of Shares under Section 10 shall cease, effective as of the date of such reduction in Optionee’s employment responsibilities; provided, however, except as otherwise provided in this Option and the Plan, Optionee shall have the right to exercise this Option with respect to Shares which have vested under Section 10 as of the date of such reduction of Optionee’s responsibilities.

(a)  Termination Generally.    If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for any reason, except death or disability (within the meaning of Code Section 22(e)(3)), this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, three (3) years following the Termination Date, but in no event later than the Expiration Date.

(b)  Death or Disability.    If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death or disability of Optionee (as determined by the Board in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or, in the event of Optionee’s death, by Optionee’s legal representative) within one year after the Termination Date, but in no event later than the Expiration Date.

(c)  No Right to Employment.    Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee’s employment or other relationship at any time, with or without cause.

4.  Manner of Exercise.

(a)  Exercise Agreement.    This Option shall be exercisable by delivery to the Company of an executed Exercise and Shareholder Agreement (“Exercise Agreement”) in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth Optionee’s election to exercise this Option with respect to some or all of the Shares, the number of Shares being purchased, any restrictions imposed on the Shares, and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

(b)  Exercise Price.    Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in U.S. dollars in cash (by check) or, where permitted by law and approved by the Board in its sole discretion: (i) by cancellation of indebtedness of the Company to Optionee; (ii) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144, and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Shares being purchased; (iii) by instructing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option having a Fair Market Value equal to the Exercise Price of the Shares being purchased (including the withheld Shares); (iv) by waiver of compensation accrued by Optionee for services rendered; (v) solely at the discretion of, and prior approval by the Board, by delivery to the Company of a promissory note executed by Optionee which shall include such terms and conditions as the Board shall approve in accordance with the terms and conditions of the Plan; or (vi) a combination of the foregoing as approved by the Board.

(c)  Withholding Taxes.    Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company. Where approved by the Board, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

(d)  Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative.

5.  Notice of Disqualifying Disposition of ISO Shares.    If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of: (a) the date two (2) years after the Date of Grant, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee.

6.  Nontransferability of Option.    This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution, and may be exercised during Optionee’s lifetime only by Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee.

7.  Tax Consequences.    OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR AND OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING OF THE COMPANY FOR ANY FINANCIAL, TAX OR OTHER ADVICE.

8.  Interpretation.    Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted by Optionee or the Company to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and Optionee.

9.  Entire Agreement; Amendment.    The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Grant Certificate, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior undertakings and agreements with respect to the subject matter hereof. This Stock Option Grant Certificate shall not be amended except in writing signed by the Optionee and the Company.

10.  Vesting and Exercise of Shares.    Subject to the terms of the Plan, this Stock Option Grant Certificate and the Exercise Agreement, the issuance of Shares pursuant to the exercise of this Option shall be subject to the vesting restrictions selected on the reverse side of this Stock Option Grant Certificate and defined below. For purposes of this Section, “Continuous Service” means a period of continuous performance of services by Optionee for the Company, a Parent, or a Subsidiary, as determined by the Committee.

Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

(a)  Immediately following date of grant, up to fifty percent of the shares (50%);

(b)  After twelve (12) months of Continuous Service, up to sixty-two and one half percent (62.5%) of the Shares;

(c)  After twenty-four (24) months of Continuous Service, up to seventy-five percent (75%) of the Shares;

(d)  After thirty-six (36) months of Continuous Service, up to sixty-two and one half percent (87.5%) of the Shares; and

(e)  After forty-eight (48) months of Continuous Service, up to one hundred percent (100%) of the Shares.

Notwithstanding the foregoing, if the Company (I) agrees to sell or transfer (a) more than fifty percent (50%) or more of its capital stock, excluding any sales in capital raising transactions, or (b) substantially all of its assets for cash or property, or a combination thereof, or (II) agrees to any merger, consolidation, reorganization, division or other transaction in which more than fifty percent (50%) of the issued and outstanding shares of Common Stock are converted into another security or into the right to receive securities or property, vesting of this Option shall be accelerated so that this Option shall be immediately exercisable in full in accordance herewith.